EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-___________) of our report dated December 22, 1999 relating to the financial statements which appear in Rent-Way, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999. We also consent to the reference to us under the heading "EXPERTS" in such Registration Statement.

                                        /s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
May 30, 2000